INVESTORS CASH TRUST
                         Government Securities Portfolio
                               Treasury Portfolio

                SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS
                           OF EACH OF THE LISTED FUNDs
                                 (EACH A "FUND")

                              --------------------

On September 7, 1998, Zurich Insurance Company ("Zurich"), the majority owner of Scudder Kemper Investments, Inc. (the "Adviser"), entered into an agreement with B.A.T Industries p.l.c. ("B.A.T"), pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, each Fund's investment management agreement with the Adviser was deemed to have been assigned and, therefore, terminated. The Board of Trustees of each Fund and the shareholders of each Fund have approved a new investment management agreement with the Adviser, which is substantially identical to the former investment management agreement, except for the dates of execution and termination.

At the special meetings of shareholders of each Fund held on December 17, 1998 (the "Special Meetings"), the shareholders of the Funds confirmed that, as a matter of fundamental policy, each Fund is classified as a diversified series of an open-end investment company under the Investment Company Act of 1940 (the "1940 Act"), but the shareholders voted to eliminate any additional fundamental diversification policies.

Additionally,  at each Fund's Special  Meeting,  the  shareholders  approved the reclassification of each Fund's investment objective(s) and policies as non-fundamental, with the exception of those policies required to be fundamental by the 1940 Act. An objective or policy which is non-fundamental may be changed or eliminated by a Fund's Board of Trustees without a vote of the shareholders.

Each Fund's fundamental policies have been amended by a vote of shareholders at each Fund's Special Meeting. Following is a list of each Fund's amended and restated fundamental policies. As a matter of fundamental policy, each Fund may not:

1. borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

2.   issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

3. concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4. engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

5. purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

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ICT-1A

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6.   purchase   physical   commodities   or   contracts   relating  to  physical
     commodities;

7. make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following policies are non-fundamental, and may be changed or eliminated for each Fund by its Board without a vote of the Fund's shareholders:

Each of the Government Securities Portfolio and the Treasury Portfolio may not:

1. make short sales of securities, or purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions;

2.   write, purchase, or sell puts, calls or combinations thereof.

The Government Securities Portfolio may not:

1. purchase any securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements of such obligations, except in connection with a master/feeder fund structure. However, if the Fund implements a master/feeder fund structure, shareholder approval is required.

The Treasury Portfolio may not:

1. purchase any securities other than obligations issued by the U.S. Government and repurchase agreements of such obligations, except in connection  with a  master/feeder  fund  structure.  However,  if the  Fund
     implements  a  master/feeder  fund  structure,   shareholder   approval  is
     required.